EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT


Board of Directors and Shareholders
Isolyser Company, Inc.:

We consent to the incorporation by reference in Registration Statement Nos. 33-85668, 33-93526, 33-93528, 333-11407, 333-36049, 333-70033, 333-81605, and
333-81637 of Isolyser Company, Inc. on Form S-8 of our report dated February 25, 2000 appearing in this Annual Report on form 10-K of Isolyser Company, Inc. for the year ended December 31, 1999.



Atlanta, Georgia                            Deloitte & Touche LLP
March 30, 2000